Exhibit 99.1

Dolby Laboratories Reports Third-Quarter Fiscal 2014 Financial Results

SAN FRANCISCO--(BUSINESS WIRE)--July 24, 2014--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company’s financial results for the third quarter (Q3) of fiscal year 2014. For the third quarter, Dolby reported total revenue of $223.4 million, compared to $207.1 million for the third quarter of fiscal year 2013.

Third-quarter GAAP net income was $39.8 million, or $0.38 per diluted share, compared to $30.2 million, or $0.29 per diluted share, for the third quarter of fiscal 2013. On a non-GAAP basis, third-quarter net income was $54.3 million, or $0.52 per diluted share, compared to $48.5 million, or $0.47 per diluted share, for the third quarter of fiscal 2013. Dolby’s non-GAAP measures are described and reconciled to the corresponding GAAP measures at the end of this release.

“We're pleased to report another strong quarter with better than expected revenues,” said Kevin Yeaman, President and CEO, Dolby Laboratories. “In addition, we are excited to be featured as part of the recently announced Amazon Fire Phone which extends our presence in the full line of Kindle Fire tablets and Fire TV.”

Financial Outlook

Q4 2014

Dolby estimates that total revenue will range from $210 million to $220 million. Gross margin percentages are projected to range between approximately 92 percent and 93 percent on a GAAP basis and between 93 percent and 94 percent on a non-GAAP basis.

Dolby anticipates that operating expenses will be between approximately $155 million and $158 million on a GAAP basis and between $137 million and $140 million on a non-GAAP basis.

Dolby expects diluted earnings per share to be between $0.28 and $0.33 on a GAAP basis and between $0.43 and $0.48 on a non-GAAP basis.

The Company estimates that its fiscal Q4 2014 effective tax rate will be between approximately 25 percent and 26 percent on both a GAAP and non-GAAP basis.

FISCAL YEAR 2014

Dolby anticipates that total revenue will range from $945 million to $955 million.

Dolby anticipates that operating expenses will be between approximately $618 million and $621 million on a GAAP basis and between $542 million and $545 million on a non-GAAP basis.

The Company’s Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss Q3 fiscal 2014 financial results for Dolby Laboratories at 2:00 p.m. PT (5:00 p.m. ET) on Thursday, July 24, 2014. Access to the teleconference will be available over the Internet from http://investor.dolby.com/events.cfm or by dialing 1-888-213-3710. International callers can access the conference call at 1-913-312-0677.

A replay of the call will be available from 5:00 p.m. PT on Thursday, July 24, 2014, until 9:00 p.m. PT on Thursday, July 31, 2014, by dialing 1-877-870-5176 (international callers can access the replay by dialing 1-858-384-5517) and entering the confirmation code 6522119. An archived version of the teleconference will also be available on the Dolby Laboratories website, http://investor.dolby.com/events.cfm.

Non-GAAP Financial Information

To supplement Dolby’s financial statements presented on a GAAP basis, Dolby provides certain non-GAAP financial measures. These measures are adjusted to exclude amounts related to stock-based compensation, expense associated with dividend equivalents paid on restricted stock units, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. Dolby presents non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby’s operating results in a manner that focuses on what Dolby’s management believes to be its ongoing business operations. Dolby’s management believes it is useful for itself and investors to review both GAAP and non-GAAP measures in order to assess the performance of Dolby’s business for planning and forecasting in subsequent periods. Dolby’s management does not itself nor does it suggest that investors should consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses non-GAAP financial measures, it provides a reconciliation of the non-GAAP financial measures to the most closely applicable GAAP financial measures. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as detailed above. Investors are also encouraged to review Dolby’s GAAP financial statements as reported in its US Securities and Exchange Commission (SEC) filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on Dolby’s investor relations website at http://investor.dolby.com/events.cfm.

Forward-Looking Statements

Certain statements in this press release, including, but not limited to, statements relating to Dolby’s expected financial results for Q4 2014 and fiscal 2014 are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with trends in the markets in which Dolby operates, including the personal computer, DVD, and Blu-ray Disc™, broadcast, consumer electronics, gaming, mobile, and automobile markets; the loss of, or reduction in sales by, a key customer or licensee; pricing pressures; risks associated with the rate at which OEMs include optical disc playback in Windows® 8 devices and the rate of consumer adoption of Windows operating systems; risks that a shift from disc-based media to online media content could result in fewer devices with Dolby technologies; risks associated with the effects of macroeconomic conditions, including trends in consumer spending; risks relating to the expiration of patents; the timing of Dolby’s receipt of royalty reports and payments from its licensees, including back payments; timing of revenue recognition under licensing agreements and other contractual arrangements; Dolby’s accuracy of calculation of royalties due to its licensors; Dolby’s ability to develop, maintain, and strengthen relationships with industry participants; Dolby’s ability to develop and deliver innovative technologies in response to new and growing markets in the entertainment industry; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby’s ability to successfully penetrate this market; Dolby’s ability to expand its business generally and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery; risks associated with acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby’s SEC filings and reports, including the risks identified under the section captioned “Risk Factors” in its most recent quarterly report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE:DLB) creates audio, video, and voice technologies that transform entertainment and communications in mobile devices, at the cinema, at home, and at work. For nearly 50 years, sight and sound experiences have become more vibrant, clear, and powerful in Dolby. For more information, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. All other trademarks remain the property of their respective owners. S14/28196 DLB-F

DOLBY LABORATORIES, INC.
INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Fiscal Quarter Ended		Fiscal Year-To-Date Ended
	June 27,	June 28,	June 27,	June 28,
	2014	2013	2014	2013
Revenue:
Licensing	$205,625	$184,707	$669,901	$616,038
Products	12,971	17,381	45,638	60,605
Services	4,754	4,986	17,680	16,379
Total revenue	223,350	207,074	733,219	693,022

Cost of revenue:
Cost of licensing	4,389	4,053	12,132	13,542
Cost of products	10,860	16,269	34,941	47,964
Cost of services	3,620	4,018	10,683	11,722
Total cost of revenue	18,869	24,340	57,756	73,228

Gross margin	204,481	182,734	675,463	619,794

Operating expenses:
Research and development	46,786	42,915	136,047	127,299
Sales and marketing	63,602	58,528	188,809	175,079
General and administrative	44,205	38,413	132,570	123,324
Restructuring charges/(credits)	(688)	5,930	2,613	5,930
Total operating expenses	153,905	145,786	460,039	431,632

Operating income	50,576	36,948	215,424	188,162

Other income/expense:
Interest income	959	820	2,533	3,063
Interest expense	(251)	(77)	(456)	(504)
Other income/(expense), net	530	156	(2,064)	1,057
Total other income/expense	1,238	899	13	3,616

Income before income taxes	51,814	37,847	215,437	191,778
Provision for income taxes	(11,251)	(7,345)	(53,079)	(47,560)
Net income including controlling interest	40,563	30,502	162,358	144,218
Less: net (income) attributable to controlling interest	(784)	(286)	(2,196)	(742)
Net income attributable to Dolby Laboratories, Inc.	$39,779	$30,216	$160,162	$143,476

Net Income Per Share:
Basic	$0.39	$0.30	$1.57	$1.41
Diluted	$0.38	$0.29	$1.55	$1.39
Weighted-Average Shares Outstanding:
Basic	102,350	101,751	102,131	101,917
Diluted	103,942	103,031	103,605	102,999

DOLBY LABORATORIES, INC.
INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	June 27,	September 27,
	2014	2013
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$590,097	$454,397
Restricted cash	3,334	3,175
Short-term investments	181,446	140,267
Accounts receivable	95,259	97,460
Inventories	9,185	10,093
Deferred taxes	85,183	84,238
Prepaid expenses and other current assets	22,446	28,949
Total current assets	986,950	818,579
Long-term investments	313,505	306,338
Property, plant and equipment, net	252,389	242,917
Intangible assets, net	50,225	41,315
Goodwill	279,966	279,724
Deferred taxes	46,200	37,434
Other non-current assets	9,541	11,638
Total assets	$1,938,776	$1,737,945

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,626	$10,695
Accrued liabilities	153,070	137,795
Income taxes payable	7,310	3,394
Deferred revenue	13,167	20,931
Total current liabilities	185,173	172,815
Long-term deferred revenue	19,471	19,663
Other non-current liabilities	47,968	45,441
Total liabilities	252,612	237,919

Stockholders’ equity:
Class A common stock	50	47
Class B common stock	53	55
Additional paid-in capital	41,289	18,812
Retained earnings	1,614,544	1,454,382
Accumulated other comprehensive income	8,678	7,814
Total stockholders’ equity – Dolby Laboratories, Inc.	1,664,614	1,481,110
Controlling interest	21,550	18,916
Total stockholders’ equity	1,686,164	1,500,026
Total liabilities and stockholders’ equity	$1,938,776	$1,737,945

DOLBY LABORATORIES, INC.
INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Fiscal Quarter Ended		Fiscal Year-To-Date Ended
	June 27,	June 28,	June 27,	June 28,
	2014	2013	2014	2013
Operating activities:
Net income including controlling interest	$40,563	$30,502	$162,358	$144,218
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,877	13,195	38,991	39,615
Stock-based compensation	15,966	17,283	48,773	49,932
Amortization of premium on investments	2,462	2,148	7,056	8,101
Excess tax benefit from exercise of stock options	(295)	(17)	(1,857)	(621)
Provision for doubtful accounts	118	(359)	625	(89)
Deferred income taxes	(3,634)	(2,396)	(9,936)	(12,973)
Other non-cash items affecting net income	(488)	72	2,455	(800)
Changes in operating assets and liabilities:
Accounts receivable	13,767	17,119	1,581	(30,829)
Inventories	1,014	6,390	2,654	5,636
Prepaid expenses and other assets	(662)	4,752	(1,801)	8,881
Accounts payable and other liabilities	11,696	1,302	17,033	(840)
Income taxes, net	(1,556)	(7,586)	11,830	(3,164)
Deferred revenue	(180)	2,644	(7,956)	655
Other non-current liabilities	(100)	295	162	1,723
Net cash provided by operating activities	92,548	85,344	271,968	209,445

Investing activities:
Purchase of investments	(124,520)	(90,691)	(303,350)	(416,688)
Proceeds from sales of investment securities	76,873	67,004	140,297	534,109
Proceeds from maturities of investment securities	24,200	27,900	105,602	92,850
Purchases of property, plant and equipment	(19,250)	(5,637)	(37,122)	(17,801)
Purchases of intangible assets	(7,550)	—	(19,950)	(4,050)
Proceeds from sale of property, plant and equipment and assets held for sale	3,313	—	3,355	376
Change in restricted cash	10	(729)	(159)	(1,957)
Net cash provided by/(used in) investing activities	(46,924)	(2,153)	(111,327)	186,839

Financing activities:
Proceeds from issuance of common stock	6,683	6,414	24,147	13,616
Repurchase of common stock	(29,298)	(8,709)	(40,958)	(74,142)
Payment of cash dividend	—	—	—	(408,206)
Distribution to controlling interest	—	—	—	(5,039)
Excess tax benefit from the exercise of stock options	295	17	1,857	621
Shares repurchased for tax withholdings on vesting of restricted stock	(863)	(577)	(9,221)	(5,709)
Net cash provided used in financing activities	(23,183)	(2,855)	(24,175)	(478,859)
Effect of foreign exchange rate changes on cash and cash equivalents	(1,243)	(283)	(766)	(1,464)
Net increase/(decrease) in cash and cash equivalents	21,198	80,053	135,700	(84,039)
Cash and cash equivalents at beginning of period	568,899	328,508	454,397	492,600
Cash and cash equivalents at end of period	$590,097	$408,561	$590,097	$408,561

GAAP to Non-GAAP Reconciliations
(In millions, except per share data)

The following tables present the Company’s GAAP financial measures reconciled to the non-GAAP financial measures included in this release for the third quarter of fiscal 2014 and 2013:

Net income:	Fiscal Quarter Ended
	June 27,	June 28,
	2014	2013
GAAP net income	$39.8	$30.2
Stock-based compensation	16.0	15.4
RSU dividend equivalent	0.7	1.1
Amortization of acquired intangibles	2.9	3.3
Restructuring charges, net	(0.7)	5.9
Income tax adjustments	(4.4)	(7.4)
Non-GAAP net income	$54.3	$48.5

Diluted earnings per share:	Fiscal Quarter Ended
	June 27,	June 28,
	2014	2013
GAAP diluted earnings per share	$0.38	$0.29
Stock-based compensation	0.15	0.15
RSU dividend equivalent	0.01	0.01
Amortization of acquired intangibles	0.03	0.03
Restructuring charges, net	(0.01)	0.06
Income tax adjustments	(0.04)	(0.07)
Non-GAAP diluted earnings per share	$0.52	$0.47

Shares used in computing diluted earnings per share (in millions)	104	103

The following tables present a reconciliation between GAAP and non-GAAP versions of the estimated financial amounts for the fourth quarter of fiscal 2014 and fiscal year 2014 included in this release:

Gross margin:	Q4 2014
GAAP gross margin (low - high end of range)	92% - 93%
Stock-based compensation	0.2%
Amortization of acquired intangibles	0.8%
Non-GAAP gross margin (low - high end of range)	93% - 94%

Operating expenses:	Q4 2014	Fiscal 2014
GAAP operating expenses (low - high end of range)	$155 - $158	$618 - $621
Stock-based compensation	(16)	(66)
RSU dividend equivalent	(1)	(3)
Amortization of acquired intangibles	(1)	(4)
Restructuring charges, net	—	(3)
Non-GAAP operating expenses (low - high end of range)	$137 - $140	$542 - $545

Diluted earnings per share:	Q4 2014
	Low	High
GAAP diluted earnings per share	$0.28	$0.33
Stock-based compensation	0.16	0.16
RSU dividend equivalent	0.01	0.01
Amortization of acquired intangibles	0.03	0.03
Income tax adjustments	(0.05)	(0.05)
Non-GAAP diluted earnings per share	$0.43	$0.48

Shares used in computing diluted earnings per share (in millions)	103	103

CONTACT:
Investor Contact:
Dolby Laboratories
Elena Carr, 415-645-5583
investor@dolby.com
or
Media Contact:
Dolby Laboratories
Sean Durkin, 415-645-5176
news@dolby.com